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AMERICAN LOCKER GROUP INCORPORATED
815 South Main Street
Grapevine, Texas 76051

May 12, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of American Locker Group Incorporated to be held on June 23, 2010 at 9:00 a.m., local time, at 815 South Main Street, Grapevine, Texas 76051. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the annual meeting, a proxy card for use in voting at the meeting and American Locker Group Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2009.

Your vote is important, regardless of the number of shares you hold. We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed proxy card as soon as possible. It is important that your shares be represented at the meeting.

Very truly yours,

John E. Harris
Non-Executive Chairman

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person, even if he or she has returned a proxy.

AMERICAN LOCKER GROUP INCORPORATED
815 South Main Street
Grapevine, Texas 76051

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 23, 2010

PLEASE TAKE NOTICE THAT the annual meeting (the “Annual Meeting”) of stockholders of American Locker Group Incorporated, a Delaware corporation (the “Company”), will be held on June 23, 2010, at 9:00 a.m., local time, at the Company’s headquarters located at 815 South Main Street, Grapevine, Texas 76051, to consider and vote on the following matters:

•	the election of seven directors of the Company, each to serve until the annual meeting of the Company’s stockholders following the fiscal year ending December 31, 2010 and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal from office;

•	the ratification of the appointment of Travis Wolff, LLP as the independent auditors for the Company for the fiscal year ending December 31, 2010; and

•	the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on May 7, 2010 (the “Record Date”) has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of the Company’s common stock (the “Common Stock”) at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and at the Company’s offices at the address on this notice for any purpose germane to the Annual Meeting during ordinary business hours for the 10 days preceding the Annual Meeting.

Stockholders will need to register at the Annual Meeting in order to attend. You will need proof of your identity and proof of ownership of shares of Common Stock as of the Record Date in order to register. If your shares are not registered in your name, you will need to bring to the Annual Meeting either a copy of an account statement or a letter from the broker, bank or other institution in which your shares are registered that shows your ownership as of the Record Date.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card as promptly as possible. You may revoke your proxy before the Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

Important Notice Regarding The Availability Of Proxy Materials For The Stockholder Meeting To Be Held On June 23, 2010: The annual report and proxy statement are available at www.proxydocs.com/algi.

By Order of the Board of Directors,

John E. Harris
Non-Executive Chairman

Grapevine, Texas
May 12, 2010

AMERICAN LOCKER GROUP INCORPORATED
815 South Main Street
Grapevine, Texas 76051

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

The board of directors of American Locker Group Incorporated (the “Board of Directors”) requests your proxy for use at the Annual Meeting of the stockholders of the Company to be held on June 23, 2010, at 9:00 a.m., local time, at the Company’s headquarters located at 815 South Main Street, Grapevine, Texas 76051, and at any adjournment or postponement thereof. By signing and returning the enclosed proxy card, you authorize the persons named on the proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the form of proxy card were first mailed to stockholders of the Company on or about May 12, 2010.

This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company will not pay any compensation for the solicitation of proxies, but will reimburse banking institutions, brokerage firms, custodians, nominees and fiduciaries that hold Common Stock of record for their reasonable expenses incurred in forwarding solicitation materials to the beneficial owners of the Common Stock. All costs of the solicitation, including reimbursement of forwarding expenses, will be paid by the Company.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed proxy or if you are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Annual Meeting if you:

(a) sign and timely submit a later-dated proxy to the Secretary of the Company;

(b) deliver written notice of revocation of the Proxy to the Secretary of the Company; or

(c) attend the Annual Meeting and vote in person.

In the absence of any such proxy revocation, shares represented by the owners of Common Stock named on the proxies will be voted at the Annual Meeting.

VOTING AND QUORUM

Voting Stock.  The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, there were 1,600,338 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

Proxy Voting.  Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form furnished to you by your broker, bank or other nominee. If you attend the Annual Meeting, you may revoke your previously returned proxy and vote in person if you wish.

Record Date.  Only holders of our Common Stock on the close of business on May 7, 2010 are entitled to notice of, and to vote at, the Annual Meeting. If you were a holder of record of our Common Stock on the Record Date, you can vote at the Annual Meeting on the election of directors and on the other proposal contained in this Proxy Statement.

Use of Proxies.  All shares of Common Stock represented by properly executed proxies received before or at the Annual Meeting (and that are not revoked) will be voted as indicated in those proxies. If no instructions are indicated on a returned proxy, the proxy will be voted “FOR” the Board of Directors nominees named in this Proxy

Statement and “FOR” the ratification of Travis Wolff, LLP (“Travis Wolff”) as the Company’s independent registered public accounting firm for the 2010 fiscal year.

The Quorum Requirement.  Each outstanding share of Common Stock is entitled to one vote. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date must be represented at the Annual Meeting, either in person or by proxy. The presence, in person or by proxy, of such amount of shares of Common Stock at the Annual Meeting shall constitute a quorum. If a quorum is not present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Annual Meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present, except that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs when a broker or other nominee voting at the meeting in person or submitting a proxy votes on some matters on the proxy but not on others because the broker or nominee has not received voting instructions from the beneficial owner of the shares or does not have the authority to vote on the beneficial owner’s behalf.

Voting by Street Name Holders.  If you own shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as broker non-votes).

PROPOSAL ONE — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven directors. There is only one class of directors, and each director elected at the Annual Meeting will serve until the next annual meeting of stockholders, or until his or her successor, if any, is duly elected and qualified. All of the directors nominated for election at the Annual Meeting have served as directors since the last annual meeting, except for Mr. Luber and Mr. Jack, who were appointed as directors by the Board in February, 2010 and April, 2010, respectively, and are being nominated by the Board for election at the Annual Meeting. The nominees for director this year are our seven current directors, Messrs. Craig R. Frank, John E. Harris, Graeme L. Jack, Anthony B. Johnston, Paul B. Luber and Allen D. Tilley, and Dr. Mary A. Stanford.

Each of the nominees has confirmed that he or she will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Craig R. Frank, John E. Harris, Graeme L. Jack, Anthony B. Johnston, Paul B. Luber and Allen D. Tilley, and Dr. Mary A. Stanford.

PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors (the “Audit Committee”) has selected Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2010. Representatives of Travis Wolff are expected to be present at the Annual Meeting.

The Audit Committee has the responsibility for selecting the Company’s independent auditors, and stockholder approval is not required. However, the selection of Travis Wolff is being submitted to the stockholders for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in future deliberations. If the selection of Travis Wolff as the Company’s independent auditors is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent auditors without the approval of the Company’s stockholders whenever the Audit Committee deems termination necessary or appropriate.

Required Vote and Recommendation

Ratification of the selection of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2010 requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Travis Wolff, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2010.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2010.

DIRECTORS

The following table sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any directors and executive officers.

Name of Nominee	Age	Title

John E. Harris	49	Non-Executive Chairman of the Board
Allen D. Tilley	72	Chief Executive Officer and Director
Craig R. Frank	49	Director
Graeme L. Jack	42	Director
Anthony B. Johnston	49	Director
Paul B. Luber	49	Director
Mary A. Stanford	49	Director

John E. Harris.  Mr. Harris, 49, was named the Company’s Non-Executive Chairman on February 1, 2008 and has been a Director since July 2005. Mr. Harris is a Vice President and a Portfolio Manager for the Bank of Texas. From August 2006 until February 2008, Mr. Harris was a Portfolio Manager for US Trust, Bank of America Private Wealth Management. Before that, Mr. Harris was a Principal of Harris Capital Advisors, a consulting, investment analysis and private equity financing firm, from 2001 through August 2006. Mr. Harris also served as Vice President of Emerson Partners, a real estate private equity fund, from 2001 to 2003. Mr. Harris is a Chartered Financial Analyst charter holder and holds a Masters of Business Administration from Southern Methodist University.

In deciding to nominate Mr. Harris, the Board considered his extensive management, operational, financial and investment banking experience as well as his track record of achievement and sound judgment as demonstrated by his experience in the banking and private equity industries.

Allen D. Tilley.  Mr. Tilley, 72, has been a Director of the Company in September 2007 and was appointed Chief Executive Officer in February 2008. From September 2006 through the present, Mr. Tilley has served as an adjunct professor at Southern Methodist University’s School of Engineering. From 1998 through December 2006, Mr. Tilley was the President, CEO and partner of Schubert Packaging Systems (“SPS”), a subsidiary of a German-based packaging machine manufacturer and from 1997 served as a consultant to the packaging machine manufacturer prior to starting SPS. Prior to that, Mr. Tilley spent more than 20 years in various executive positions with Frito Lay and PepsiCo Foods International (“PFI”), divisions of PepsiCo, last serving as Vice President of Operations for PFI. Mr. Tilley holds a BS in Engineering from Kansas State University and an MBA from Southern Methodist University.

In deciding to nominate Mr. Tilley, the Board considered his extensive manufacturing and engineering experience, as well as his more than 20 years of operational experience in large, diversified businesses.

Craig R. Frank.  Mr. Frank, 49, has been a Director since March 2006. Mr. Frank has served as Chief Executive Officer of Tudog International Consulting, a business consulting firm, since 2002. Mr. Frank has served as the Chief Executive Officer of Alternative Fuels Americas, a farm-to-fuel biodiesel company, since January 2010. Mr. Frank is the Chairman of the Board of Netspace International Holdings, Inc. (“Netspace”) (NSIH.PK), the parent company of Alternative Fuels Americas. He was a Director of Netspace during 2007 and again since January 2010.

In deciding to nominate Mr. Frank, the Board considered his extensive marketing and international business experience with a broad range of clients and industries.

Graeme L. Jack.   Mr. Jack is a Senior Vice President in the Special Assets Group with Fifth Third Bank in Chicago. Previous to this position, he led the commercial banking efforts for the bank in Florida for two years as well as led a team in structured finance for four years. Previous to joining the bank in 2003, Mr. Jack spent five years in the Corporate Finance Department of J.P. Morgan and Chase Securities in both Brazil and New York. From 1989 through 1996, he served as a Company Executive Officer and Platoon Leader in the United States Marine Corps. Mr. Jack earned an MBA from Northwestern University and a B.A. from the University of Illinois.

In deciding to nominate Mr. Jack, the Board considered his extensive corporate finance and commercial banking experience.

Anthony B. Johnston.  Mr. Johnson, 49, has been a Director of the Company since February 2007. Mr. Johnston has over 20 years of public company experience in both the manufacturing and service sectors. Mr. Johnston is currently Chief Financial Officer of Uniglobe Beacon Travel a corporate travel management company based in Western Canada. Mr. Johnston has been the principal owner of Okanagan Weight Loss Corp., a weight loss services company, since October 2008. From October 1996 until November 2007, Mr. Johnston was a Senior Vice President with The Westaim Corporation located in Calgary, Alberta, Canada. Prior to joining Westaim, Mr. Johnston was a Vice President with a major international airline.

In deciding to nominate Mr. Johnston, the Board considered that Mr. Johnston has broad managerial expertise, operational expertise and manufacturing knowledge, as well his extensive experience in the manufacturing and service sectors.

Paul B. Luber.  Mr. Luber, 49, has been a Director of the Company since February 2010. Mr. Luber has served as President and CEO of The Jor-Mac Company from 2008 to present and, prior to that, he served as CEO of The Jor-Mac Company from 2000 through 2008. The Jor-Mac Company is a contract manufacturer of engineered metal fabrications that serves Fortune 1000 and middle market original equipment manufacturers throughout the United States, Canada, Mexico and Brazil. Mr. Luber serves as an active investor, board member, advisor and partner in other operating businesses and non-profit entities and as a Regent at the Milwaukee School of Engineering. Mr. Luber earned a degree in Mechanical Engineering and Master of Business Administration from the University of Wisconsin — Madison.

In deciding to nominate Mr. Luber, the Board considered his extensive management, operational and engineering business expertise, and his track record of achievement and sound judgment as demonstrated by his history as the CEO of The Jor-Mac Company.

Mary A. Stanford.  Dr. Stanford, 49, has been a Director since July 2005. Dr. Stanford has been a Professor of Accounting at the Neeley School of Business at Texas Christian University since 2002. Dr. Stanford previously was an Associate Professor of Accounting at Syracuse University from 1999 to 2002.

In deciding to nominate Dr. Stanford, the Board considered her extensive accounting experience and corporate governance knowledge, including her tenure as a Professor of Accounting at the Neely School of Business and Texas Christian University.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any executive officer or director or nominee during the past ten years.

Director Compensation

The following table sets forth certain information with respect to the compensation of all members of the board of directors for the year ended December 31, 2009. Information with respect to Mr. Tilley is set forth below under “Summary Compensation Table”:

	Fees Earned or
Name	Paid in Cash	Stock Awards(5)	Total

Craig R. Frank	$13,000	$—	$13,000
John E. Harris	24,750	7,800	32,550
Graeme L. Jack(1)	—	—	—
Anthony B. Johnston	13,000	—	13,000
Paul B. Luber(2)	—	—	—
Edward F. Ruttenberg(3)	71,792	—	71,792
Mary A. Stanford	15,976	—	15,976
James T. Vanasek(4)	7,750	5,250	13,000

(1)	Appointed as a director in April 2010.

(2)	Appointed as a director in February 2010.

(3)	Mr. Ruttenberg resigned from the Board of Directors effective March 31, 2009. Amounts presented in Fees Earned or Paid in Cash represent cash compensation for service as a member of the Board of Directors of $5,125, and deferred retirement payments of $66,667 from January 1, 2009 through July 31, 2009.

(4)	Resigned as director effective April 15, 2010.

(5)	On April 26, 2010, the Company issued 5,768 shares of Common Stock to members of the Board of Directors as part of their 2009 compensation. The 5,768 shares were issued as follows: 2,884 shares Mr. Harris and 2,884 to Mr. Vanasek. Mr. Harris was issued 2,500 shares in December 2009 as a discretionary bonus. The grant date value for the shares was computed in accordance with FASB ASC Topic 718.

During the year ended December 31, 2009, each director who was not a salaried employee of the Company was paid an annual base director fee of $8,500, payable at the end of each calendar quarter. In recognition of the additional responsibilities and time commitment associated with their positions, the Non-Executive Chairman and Chair of the Audit Committee received additional fees of $17,000 and $2,976, respectively, on an annual basis, payable in cash at the end of each calendar quarter. Each director received $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable in cash at the end of each calendar quarter. No director received additional compensation for attendance at any meeting of any committee of the Board of Directors. Effective July 1, 2009, the Chief Executive Officer no longer received a director fee as part of his compensation.

Effective January 1, 2010, each director will be paid an annual base director fee of $10,000, payable at the end of each calendar quarter. In recognition of the additional responsibilities and time commitment associated with their positions, the Non-Executive Chairman and Chair of the Audit Committee will receive additional fees of $20,000 and $3,500, respectively, on an annual basis, payable in cash at the end of each calendar quarter. Each director will continue to receive $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable in cash at the end of each calendar quarter. No director will receive additional compensation for attendance at any meeting of any committee of the Board of Directors.

Beginning with the quarter ended September 30, 2009, Directors were given an option to receive a portion or all of their quarterly director’s fees in shares of Common Stock, and if such election was made, the value of the shares was included in the Director Compensation Table above. The number of shares issuable to directors is determined based on the average last sales price of the Common Stock for a period of 15 trading days before and after February 11, 2010 (with respect to fiscal quarters ended September 30, 2009 and December 31, 2009) and for a period of 30 trading days prior to the end of each subsequent fiscal quarter.

GOVERNANCE AND BOARD MATTERS

Term of Office

The Company’s Certificate of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next annual meeting of stockholders or their earlier death, resignation or removal from office.

Director Independence

The Board has determined that all of its members, other than Mr. Tilley, who serves as the Company’s Chief Executive Officer, and Mr. Ruttenberg who previously served as the Company’s Chairman and Chief Executive Officer are “independent” within the meaning of the NASDAQ and SEC rules regarding independence.

Board’s Role in Risk Management

The Board takes an active role in risk oversight of the Company both as a full Board and through its committees. Strategic risk, which relates to the Company properly defining and achieving its high-level goals and mission, as well as operating risk, the effective and efficient use of resources and pursuit of opportunities, are regularly monitored and managed by the full Board through the Board’s regular and consistent review of the Company’s operating performance and strategic plan. For example, at the Board meetings held last year, management provided the Board presentations on the Company’s various operations and performance as a whole. In addition, the Board discusses risks related to the Company’s business strategy at various meetings held throughout the year as appropriate. Reporting risk and compliance risk are primarily overseen by the Audit Committee and the Audit Committee meets regularly throughout the year and receives input directly from management as well as the Company’s independent registered public accounting firm, Travis Wolff, regarding the Company’s financial reporting process, internal controls and public filings.

Board Leadership

In line with corporate governance best practices and the interests of stockholders, the positions of Chief Executive Officer and Non-Executive Chairman of the Board are held by separate individuals. The office of the Non-Executive Chairman is generally filled by an independent director and John Harris, an independent director, currently serves as the Non-Executive Chairman. In such role, Mr. Harris sets the agendas for and presides over the Board meetings. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board of Directors believes the separation of the positions of Chief Executive Officer and Non-Executive Chairman is the appropriate structure at this time, as it allows the Chief Executive Officer to focus on the management of the Company and the Non-Executive Chairman to ensure that the Board is focused on its oversight responsibilities, including independent oversight of the Company’s management.

Code of Ethics

The Company has adopted a Code of Business Conduct which is applicable to all employees, officers and directors of the Company. The Code of Business Conduct is intended to address conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets and compliance with laws, rules and regulations (including inside trading and reporting requirements). The Code of Ethics establishes special ethical rules with respect to the executive officers of the Company. It also establishes compliance procedures and mechanisms for reporting suspected violations. The Company’s Code of Business Conduct is available on the

Company’s website (www.americanlocker.com). The Company intends to disclose amendments to, or waivers from, provisions of the Code of Business Conduct that apply to the executive officers by posting such information on its website. The contents of the Company’s website are not part of the Company’s Annual Report on Form 10-K.

Stockholder Communications with the Board

The Board of Directors has established a process to receive communications from stockholders and other interested parties. To communicate with the Board of Directors, any individual director or any group or committee of the Board of Directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent “c/o Corporate Secretary” at 815 South Main Street, Grapevine, Texas 76051. Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Company’s directors.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors had nine meetings during the fiscal year ended December 31, 2009. The Board of Directors has three standing committees: the Audit Committee; the Executive Compensation — Stock Option Committee; and the Nominating and Governance Committee. Each committee member is appointed by the Board of Directors and is “independent” as defined under NASDAQ rules and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). During the fiscal year ended December 31, 2009, no director attended less than 75% of the aggregate number of meetings of the Board of Directors and the number of committee meetings of which such director was a part.

It is the Company’s policy that each member of the Board of Directors attends the Annual Meeting of the Company’s stockholders. All members of the Board of Directors were in attendance at the 2008 annual meeting of the Company’s stockholders, which was the last annual meeting of the Company’s stockholders that was held.

		Executive	Nominating and
		Compensation-Stock	Governance
Name of Director	Audit Committee	Option Committee	Committee

Craig Frank	—	Member	Chair
John Harris	—	—	Member
Graeme Jack	—	—	—
Anthony Johnston	Member	Member	Member
Paul Luber	—	—	—
Mary Stanford	Chair	—	Member
Allen Tilley	—	—	—
No. of Meetings Held in 2009	5	4	2

The Board of Directors intends for the Audit Committee and Executive Compensation-Stock Option Committee to consist of at least three members of the Board of Directors. Because James Vanasek served as the Chairman of the Executive Compensation-Stock Option Committee and on the Audit Committee, his resignation from the Board in April 2010 created vacancies on those committees. It is the Board’s intent that, as soon as practicable, it will appoint another member of the Board to fill the committee vacancies caused by Mr. Vanasek’s resignation.

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors with carrying out its duties. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent registered public accounting firm; and

•	the performance of the Company’s internal audit function and its independent registered public accounting firm.

The role and other responsibilities of the Audit Committee are governed by an Amended and Restated Audit Committee Charter, which was included as an attachment to the Company’s Proxy Statement for its 2008 Annual Meeting.

All members of the Audit Committee are “independent” as defined under NASDAQ and SEC rules and regulations, and each member of the Audit Committee is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. The Board of Directors has determined that Dr. Stanford qualifies as an “audit committee financial expert” as defined by SEC regulations.

Executive Compensation — Stock Option Committee

The Executive Compensation — Stock Option Committee’s (the “Compensation Committee”) purpose is to assist the Board of Directors in determining the compensation of directors and senior management and administering the Company’s benefit plans. All members of the Compensation Committee are “independent” as defined under NASDAQ and SEC rules and regulations. Executive officers do not participate in recommending or determining the amount or form of executive officer or director compensation. The Compensation Committee determines the amount and form of executive officer and director compensation and recommends this to the Board of Directors as a whole. The Compensation Committee does not have a charter and does not have the authority to delegate its authority to establish compensation to other persons.

Nominating and Governance Committee; Nominating Procedures

The Nominating and Governance Committee actively seeks and identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and selects each nominee for election as a member of the Board of Directors. The Nominating and Governance Committee also selects the membership composition of the committees of the Board of Directors. Only directors who meet the independence standards set by NASDAQ and the SEC are permitted to serve on the Nominating and Governance Committee. The Nominating and Governance Committee does not have a written charter.

The Nominating and Governance Committee reviews with the full Board of Directors at least annually the qualifications of new and existing members of the Board of Directors, and considers the level of independence of individual members, together with such other factors as the Board of Directors deems appropriate, including overall skills and excellence, to ensure the Company’s ongoing compliance with the independence and other standards set by NASDAQ and the SEC.

All members of the Nominating and Governance Committee are “independent” as defined under NASDAQ and SEC rules and regulations.

The Nominating and Governance Committee is responsible for evaluating potential candidates for Board membership and evaluates prospective nominees identified on its own initiative as well as candidates recommended to it by Board members, management or stockholders. The Nominating and Governance Committee uses the same criteria for evaluating candidates recommended by stockholders in accordance with the procedures outlined below as it does for those proposed by other Board members or management.

To be considered for membership on the Board, a proposed candidate must: be of proven integrity with a record of substantial achievement in an area of relevance to the Company; have demonstrated ability and sound judgment that usually will be based on broad experience; be able and willing to devote the required amount of time to the Company’s affairs; possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and be committed to building sound, long-term Company growth. The Nominating and Governance Committee does not have a separate policy on diversity; however, diversity with regards to experience, background, skill sets, gender, and racial makeup is one of the criteria to be considered for board membership. The

Nominating and Governance Committee believes the Company has attracted directors representing a diverse base of experience, skills and perspectives.

The Nominating and Governance Committee will consider candidates proposed by the stockholders of the Company, taking into consideration the needs of the Board of Directors and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name and address of the proposed candidate;

•	the proposed candidate’s resume or a list of his or her qualifications to be a director of the Company;

•	a description of what would make such person a good addition to the Board of Directors;

•	a description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board of directors and committee memberships;

•	a confirmation of such person’s willingness to serve as a director if selected by the independent directors and the Board of Directors;

•	the name of the stockholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and

•	any information about the proposed candidate that, under the SEC’s proxy rules, would be required to be included in the Company’s proxy statement if such person were a nominee.

The stockholder recommendation and information described above must be sent to the Company’s Secretary at 815 South Main Street, Grapevine, Texas 76051, and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the most recent annual meeting of stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Nominating and Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, and the Nominating and Governance Committee believes that the candidate has the potential to be a contributing member of the Board of Directors, the Nominating and Governance Committee would seek to gather additional information from or about the candidate, including through one or more interviews, as appropriate, and a review of his or her accomplishments and qualifications generally, including in light of any other candidates that the Nominating and Governance Committee may be considering.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name of Nominee	Age	Title

Allen D. Tilley	72	Chief Executive Officer and Director
Paul M. Zaidins	42	President, Chief Operating Officer and Chief Financial Officer

The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

Allen D. Tilley.  Mr. Tilley, 72, was appointed as a director of the Company in September 2007 and was appointed Chief Executive Officer in February 2008. From September 2006 through the present, Mr. Tilley has served as an adjunct professor at Southern Methodist University’s School of Engineering. From 1998 through December 2006, Mr. Tilley was the President and CEO of Schubert Packaging Systems (“SPS”), a subsidiary of a German-based packaging machine manufacturer and from 1997 served as a consultant to the packaging machine manufacturer prior to starting SPS. Prior to that, Mr. Tilley spent more than 20 years in various executive positions with Frito Lay and Pepsi Foods International (“PFI”), divisions of PepsiCo, last serving as Vice President of Operations for PFI. Mr. Tilley holds a BS in Engineering from Kansas State University and an MBA from Southern Methodist University.

Paul M. Zaidins.  Mr. Zaidins, 42, was named the Company’s President, Chief Operating Officer and Chief Financial Officer on February 1, 2008. Prior to that he was named the Company’s Chief Financial Officer in August 2007 and prior to that served as Controller since November 2006. Prior to joining the Company, he was a Managing Director for the investment banking firm Lane-Link Group from 2004 to 2006. Prior to 2004, he owned and operated specialty retail stores and was Managing Director for the investment banking firm ECDI Capital. He has been a certified public accountant since 1992.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table and the accompanying explanatory footnotes set forth the cash and non-cash compensation awarded to, earned by and paid by the Company to its principal executive officer and other executive officers who were the most highly compensated executive officers for services rendered in all capacities during the fiscal years ended December 31, 2009 and 2008 (the “named executive officers”).

						All Other
Name and Principal Position	Year	Salary	Bonus	Stock Awards		Compensation		Total

Paul M. Zaidins	2008	$166,698	$—	$3,000	(1)	$510	(2)	$170,208
President, Chief Operating Officer	2009	159,931	20,000	13,216	(1)	5,505	(2)	198,652
and Chief Financial Officer
Allen D. Tilley	2008	$85,141	—	$20,400		$13,625	(3)	$119,166
Chief Executive Officer	2009	121,848	5,000	2,550		7,750	(3)	137,148
and Director

(1)	Mr. Zaidins was awarded 3,333 and 3,333 shares of Common Stock at December 31, 2008 and 2009, respectively, as part of a grant of 10,000 shares that will vest over three years beginning December 31, 2008. He was also awarded 3,333 shares of Common Stock at December 31, 2009 as part of a grant of 10,000 shares that will vest over three years beginning December 31, 2009. Mr. Zaidins will be awarded an additional 10,000 shares on December 31, 2010 that will vest over three years. Mr. Zaidins was awarded an additional 2,500 shares of Common Stock in December 2009 as a discretionary bonus. The grant date value for the shares was computed in accordance with FASB ASC Topic 718.

(2)	Consists of the Company’s employer matching contribution to the 401(k) plan of $252 and $510 for 2009 and 2008, respectively. Mr. Zaidins received $5,253 in 2009 as a tax reimbursement related to his stock award.

(3)	Mr. Tilley was appointed as a director of the Company in October 2007 and was appointed as Chief Executive Officer in February 2008. Amounts presented in “Other Compensation” for 2008, represent $13,625 received for his services as a member of the Board of Directors. Amounts presented in “Other Compensation” for 2009, represent $7,750 received for his services as a member of the Board of Directors. Effective July 1, 2009, Mr. Tilley will no longer receive separate fees for his service on the Board of Directors.

Employment Arrangements

The Company entered into an Employment Agreement with Paul Zaidins, which governs the terms of Mr. Zaidins’ employment as President of the Company. This Agreement is effective as of February 1, 2010 and provides for an employment term of three years. Mr. Zaidins will receive a gross annual salary of $170,000 and he is also entitled to participate in all of the Company’s employee benefit plans, subject to restrictions. Mr. Zaidins agreed to a voluntary pay reduction of 10% effective January 2009 through December 31, 2009. Effective, January 1, 2010 Mr. Zaidins agreed to a voluntary pay reduction of 5%.

If Mr. Zaidins terminates his employment for good reason, or if the Company terminates Mr. Zaidins’ employment for any reason other than cause, death or disability, then Mr. Zaidins would be entitled to receive severance in an amount equal to his then current base salary for a period of twelve months.

The Employment Agreement also includes provisions with respect to the protection of the Company’s confidential and proprietary information and prohibits Mr. Zaidins from soliciting employees or customers and from engaging in certain competitive activities.

Mr. Tilley’s compensation is determined annually by the Board of Directors. Beginning, February 1, 2008, Mr. Tilley’s base salary is $35,000 plus a per diem of $800 per day. Effective July 1, 2009, Mr. Tilley’s per diem was increased to $900 per day.

Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information regarding outstanding equity awards as of December 31, 2009 for the Company’s named executive officers:

	Option Awards					Stock Awards
Number of Securities
		Underlying Unexercised						Equity Incentive
		Options						Plan Awards
							Market Value		Market
						Number of	of Shares or	Number of	Value of
						Shares or Units	Units of	Unearned	Unearned
				Option	Option	of Stock That	Stock That	Shares That	Shares That
	Grant			Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Date	Excercisable	Unexerciseable	Price	Date	Vested	Vested	Vested	Vested

Paul M. Zaidins	09/06/07	12,000	—	$4.95	09/06/17	—	—	—	—
	12/31/08	—	—	—	—	3,333	$5,333	—	—
	12/31/09	—	—	—	—	6,667	10,667	—	—
Allen D. Tilley	—	—	—	—	—	—	—	—	—

Retirement Benefits

The Company’s pension plans for salaried employees (U.S. and Canadian) provide for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee’s eligible lifetime earnings, which includes salaries, commissions and bonuses. The following table sets forth certain benefits information applicable to the Company’s named executive officers under the Company’s pension plans. See Note 8 to the Company’s consolidated financial statements (under Item 8 of the Company’s Annual Report on Form 10-K) for additional information about the Company’s decision, in May 2005, to freeze its obligations under the defined benefit plan for United States employees such that after July 15, 2006 no benefits will accrue under this plan.

The Company maintains a 401(K) Plan under which it matches employee contributions at the rate of $.10 per $1.00 of employee contributions up to 10% of employee’s wages.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Travis Wolff, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements and issuing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors the Company’s financial reporting process and reports to the Board on its findings.

In fulfilling its oversight responsibilities, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with Travis Wolff, its independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended

(Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3. The Audit Committee has received from Travis Wolff, its independent registered public accounting firm the written disclosures regarding the independent registered public accounting firm’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with Travis Wolff the firm’s independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

THE AUDIT COMMITTEE

Mary A. Stanford, Chairperson
Anthony B. Johnston

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Travis Wolff as the independent accountants of the Company for the fiscal year ending December 31, 2010. Representatives of Travis Wolff are expected to be present at the Annual Meeting and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

Previously, the Audit Committee of the Board of Directors of the Company appointed Travis Wolff as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2009, 2008 and 2007.

The following table presents approximate aggregate fees and other expenses for professional services rendered by Travis Wolff for the audit of the Company’s annual financial statements for the years ended December 31, 2009 and 2008 and fees and other expenses for other services rendered during those periods.

	2009	2008

Audit fees	$148,380	$194.000
Audit-related fees	—	41,000
Tax fees	3,000	38,000
All other fees	—	—

Total	$151,380	$273,000

Audit Fees

Audit fees in 2009 and 2008 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Audit-Related Fees

Audit-related fees in 2009 and 2008 include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under the caption “Audit Fees” above. Audit-related fees in 2008 relate to services rendered in connection with the audits of the Company’s employee benefit plans.

Tax Fees

Tax fees in 2009 and 2008 include fees for services with respect to tax compliance, tax advice and tax planning.

Other Fees

There were no other fees in 2009 or 2008.

Pre-Approval Policies and Procedures

The Audit Committee considered whether the provision of all of the services described above were compatible with the Company’s policies and maintaining the auditor’s independence, and has determined that such services for 2009 and 2008 were compatible with the Company’s policies and maintaining the auditor’s independence. All services described above were pre-approved by the Audit Committee.

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee will review and pre-approve the services that are expected to be provided by the independent auditor. If a proposed service to be provided by the independent auditor has not been pre-approved during this process, expenditures for those services will required specific approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below sets forth certain information regarding the beneficial ownership, as of April 28, 2010, of the Company’s Common Stock by (i) all persons or groups known by the Company to be the owner of record or beneficially of more than 5% of our outstanding Common Stock, (ii) each director and nominee of the Company, (iii) each of our named executive officers (identified above under the heading “Summary Compensation Table” in Item 11) and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o American Locker Group Incorporated, 815 Main Street, Grapevine, TX 76051.

	Amount and
	Nature of
	Beneficial
Name and Address of Beneficial Owner	Ownership(1)	Percent of Class(2)

VN Capital Fund I, L.P.(3)	140,569	8.8%
198 Broadway, Suite 406 New York, New York 10038
Santa Monica Partners, L.P.(4)	132,578	8.3%
1865 Palmer Avenue Larchmont, New York 10538
Yorktown Avenue Capital, LLC	98,939	6.2%
15 East 5th Street, Suite 3200
Tulsa, OK 74103
Allen D. Tilley	12,500	*
Paul M. Zaidins(5)	34,499	2.2%
Craig R. Frank	1,150	*
John E. Harris	14,079	*
Graeme L. Jack	—	*
Anthony B. Johnston	1,000	*
Paul B. Luber(6)	106,080	6.6%
Mary A. Stanford	3,644	*
All directors and executive officers as a group (8 persons)(7)	172,952	10.8%

*	Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. Any securities held in the name of, and under, the voting and investment power of a spouse of an executive officer or director have been excluded.

(2)	Calculated based on 1,600,338 shares of Common Stock outstanding on April 28, 2010, plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3)	The general partners of VN Capital Fund I, L.P. are VN Capital Management, LLC and Joinville Capital Management, LLC. James T. Vanasek, a former member of the Company’s board of directors, and Patrick Donnell Noone are the Managing Members of VN Capital Management, LLC and Joinville Capital Management, LLC.

(4)	The general partner of Santa Monica Partners, L.P. (“Santa Monica”) is SMP Asset Management LLC. Lawrence J. Goldstein is the President and sole owner of SMP Asset Management, and a principal of Humonica Asset Management, LLC (“Humonica”). Santa Monica beneficially owns directly 132,578 shares and 44,950 shares are held in client accounts at Humonica. Santa Monica disclaims beneficial ownership of the 44,950 shares held in client accounts at Humonica.

(5)	Includes 12,000 shares which Mr. Zaidins has the right to acquire under stock options at an exercise price of $4.95.

(6)	Mr. Luber disclaims beneficial ownership of 95,000 shares and lists Drew Luber, Samantha Luber and Anne Luber as having voting or investment power on, or ownership of, the shares.

(7)	Includes 12,000 shares of Common Stock that may be acquired by the persons included in this group within 60 days pursuant to options, warrants, conversion privileges or other rights. Please see note (5) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon the Company’s review of the reports and representations provided to it by persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company believes that all of the Section 16(a) filing requirements applicable to the Company’s reporting officers and directors were properly and timely satisfied during the fiscal year ended December 31, 2009.

ADDITIONAL INFORMATION

Stockholder Proposals for Next Annual Meeting

The Company currently intends to hold its next annual meeting in June 2011. Subject to Rule 14a-8 of the Exchange Act, any stockholders who desire to submit a proposal (a “Rule 14a-8 Proposal”) for inclusion in the Company’s proxy statement may submit a Rule 14a-8 Proposal to the Company at its principal executive offices no later than January 12, 2011. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials. Proposals received after this date will be included in the Company’s proxy materials or presented at the annual meeting only at the discretion of the Board of Directors.

Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, American Locker Group Incorporated, 815 South Main Street, Grapevine, Texas 76051. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders if that nomination is submitted in writing to the Corporate Secretary at the address in the preceding paragraph.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

John E. Harris
Non-Executive Chairman

May 12, 2010

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

American Locker Group Incorporated

OR

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#
73798

▼ FOLD AND DETACH HERE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS and "FOR" ITEM 2.

Please mark your votes as indicated in this example ☒

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. ELECTION OF DIRECTORS	☐	☐	☐

Nominees:

01 Craig R. Frank
02 John E. Harris
03 Graeme L. Jack
04 Anthony B. Johnston
05 Paul B. Luber
06 Allen D. Tilley
07 Mary A. Stanford

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions____________________________________

	FOR	AGAINST	ABSTAIN
2. Vote to ratify Travis Wolff LLP (also known as Travis, Wolff & Company, L.L.P.) as our Independent public accounting firm for 2010	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.

Signature ________________________ Signature ________________________ Date __________

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are avail able 24 hours a day, 7 days a week. n I ternet and e t lephone voting s i available h t rough 11:5 9 PM Eastern Time the day prior to the shareholder meeting date. INTERNET http://www.proxyvoting.com/algi American Locker Group Use the Internet to vote your proxy. Have your proxy card in hand when you Incorporated access the web site. OR TELEPHONE 1-866-540-5760 Use any o t uch-tone telephone to vote your proxy. Have your proxy card in hand when you cal . f I you vote your proxy by n I ternet or by telephone, you do NOT need t o mail back your proxy card. To vote by mail, mark, sign and date your proxy card and e r turn it in the enclosed postage-paid envelope. Your Internet or t e lephone vote authorizes the named proxie s to vote your share s in the same manner as if you marked, signed and returned your proxy card. WO# 73798 FOLD AND DETACH HERE THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIR ECTIONS INDICATED, WILL BE VOTED “FOR” Ple ase mark your votes as THE ELECTION OF DIR ECTORS and “F OR” ITEM 2. indicated in h t is example X FOR WI THH OLD *EXCEPTIONS ALL FO R ALL FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS 2. Vote to rati fy Travis Wolf f LLP a ( lso known as Nominees: Travis, Wolf & Company, L.L.P.) as our n I dependent public accounting if rm o f r 2010 01 Crai g R. Frank 0 2 John E. Harris 03 Graeme L. Jack 04 Anthony B. Johnston 0 5 Paul B. Luber 06 Alle n D. Til ey 07 Mary A. Stanford ( I NSTRUCTIONS : To withhold authority o t vote for any in div idual nomin ee, mark the “Exceptions” box above and write t h at nomin ee’s name in the space provid ed belo w.) *Exce ptio ns___Mark Here for Address Change or Comm ents SEE REVERSE NO TE: Pl eas e sig n as nam e appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, t r ustee or guardian. Ple ase give f u ll t i tle as such. Signature Signature Date

Access your American Locker Group Incorporated account online via Investor ServiceDirect® (ISD).

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Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

▼ FOLD AND DETACH HERE ▼

PROXY

AMERICAN LOCKER GROUP INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS – JUNE 23, 2010

The undersigned hereby appoints ____________________and____________________, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of American Locker Group Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held June, 23, 2010 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

WO#
73798

PRINT AUTHORIZATION

To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711

SIGNATURE:______________________________ **DATE:**____________

(THIS BOXED AREA DOES NOT PRINT)

You can now access your American Locker Group Incorporated account online Access your American Locker Group n I corporated account online via n I vestor ServiceDirect® (ISD). BNY Mello n Shareowner Services, the transfer agent for American Locker Group Incorporated, now makes it easy and convenient to get current in formation on your shareholder account. • View account status • View payment history o f r dividends • View certifi cate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.c om/shareowner/isd For Technic al Assistance Call 1-877-978-7778 between 9am-7pm Monday-Frid ay Eastern Tim e Investor ServiceDirect® Availa ble 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLin kSM o f r fast, easy and secure 24/7 online access to your future proxy materia ls, investment plan statements, tax documents and more. Sim ply lo g on o t Investor ServiceDirect® at www.bnymel on.com/s hareowner/isd where step-by-step instructions will prompt you through enrollment. I m portant notice regarding the Internet avail ability of proxy materials for the Americ an Locker Group Incorporated Meeting of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are availa ble at: http://www.proxydocs.com/algi FOLD AND DETACH HERE PROXY AMERIC AN LOCKER GROUP INCORPORATED ANNUAL MEETING OF STOCKHOLDERS — JUNE 23, 2010 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The unders igned hereby appoints ___and___, and each of h t em, with power o t act without h t e other and with power of substitution, as proxies and attorneys-in-f a ct and here by authorizes them t o represent and vote, as provided on the other side, all the share s of American Locker Group In corporated Common Stock which t h e undersigned s i entit led to vote, and, n i t h eir discreti on, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held June, 23, 2010 or at any adjo urnment or postponement h t ereof, with all powers whic h the undersigned would possess f i present at the Meeting. BNY MELLON SHAREOWNER SERVICES Address Change/Comments P.O. BOX 3550 (Mark t h e corresponding box on the reverse side) SOUTH HACKENSACK, NJ 07606-9250 (Contin ued and to be marked, dated and signed, on the other side) WO# 73798